Components of net Investment in Direct Financing and Sales-Type Leases Reported in Container Ownership Segment (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Leases [Abstract]
Future minimum lease payments receivable	$ 204,451	$ 269,256
Residual value of containers	4,885
Less unearned income	(26,712)	(32,022)
Net investment in direct financing and sales-type leases	182,624	237,234
Amounts due within one year	56,959	64,951
Amounts due beyond one year	$ 125,665	$ 172,283	[1]

[1]	Certain amounts as of December 31, 2016 have been restated for immaterial corrections of identified errors related to the calculation of gain on sale of containers, net, to properly account for lease concessions (see Note 2 "Immaterial Correction of Errors in Prior Periods") and to reclassify debt balances to conform with the 2017 presentation.